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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2006


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Georgia                  000-28704               88-0429044
             -------                 -----------              ----------
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)

 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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1.01     Entry into a Material Definitive Agreement

         By Board Resolution, Ingen Technologies, Inc. has approved the waiver of the requirement of the company's Amended and Restated Articles of Incorporation, section 3.4(f)(i), thereby giving permission for the immediate conversion (into common shares) of preferred shares owned by the company's Chairman and CEO Scott R. Sand. The number of converted shares shall be in the discretion of Mr. Sand. The purpose of the conversion will be so that Mr. Sand can sell shares (per applicable law) and loan the proceeds to the company to help finance our continuing operations. The shares shall be converted into unrestricted common shares to the extent permitted by law. Mr. Sand has stated there is no time table for any such stock conversion and sales. Any such sales will be promptly reported in applicable filings with the SEC.

         Stock sale proceeds deposited in the company's account shall be a loan payable by the company to Mr. Sand with a simple interest at a rate of 8% percent per annum, with a balloon payment of principle and interest due at any time prior to 2 years from the date the funds are deposited in the company's bank account.

         The referenced resolution, though dated November 17, 2006, was not circulated for consideration and signature until recently. As of the date of this filing, a majority of the dis-interested Ingen Board of Directors has signed it and signatures are expected from the remaining two Board members.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 2006            Ingen Technologies, Inc.


                                    By: /s/ Scott R. Sand
                                        ------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer and Chairman



TABLE OF EXHIBITS
(All Exhibits have been properly signed by the parties.
Original agreements are filed in our offices)


      EXHIBIT NO.             DESCRIPTION

99.1     Board of Directors Resolution 2006.10, dated November 17, 2006.


* filed herewith